UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

August 16, 2019

EPIZYME, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35945	26-1349956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Technology Square, Cambridge, Massachusetts		02139
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 229-5872

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.0001 par value	EPZM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On August 16, 2019, Epizyme, Inc, (the “Company”) entered into a Lease (the “Lease”) with BMR-Hampshire LLC, (the “Landlord”). The Lease is for 33,525 rentable square feet of office space in Cambridge, Massachusetts and will become effective upon the satisfaction of certain specified conditions. The Lease has an initial term of seven years and four months and provides the Company with an option to extend the lease term for one additional five-year period. After a four-month period during which base rent is not payable, the Lease provides for monthly rent payments starting at $209,531.25 and increasing 2.5% per year. In the event that the Company exercises its option to extend the lease term, the Lease provides for monthly rent payments during the additional five-year period at the greater of the base rent rate at the end of the initial term or the then-current market rent. In addition to base rent, the Lease requires the Company to pay additional amounts for taxes, insurance, maintenance and other operating expenses.

The Company is also required to provide a $1,047,656 security deposit, which the Company expects to provide in the form of a letter of credit in favor of the Landlord. If the Company has not been in default (beyond applicable notice and cure periods) under the Lease, then after the second anniversary of the base rent commencement date, the amount of the security deposit may be reduced to $628,594.

The foregoing summary of the principal terms of the Lease does not purport to be complete and is qualified in its entirety by reference to the complete text of the Lease, a copy of which will be attached as an exhibit to the Company’s Quarterly Report on Form 10-Q for the three months ending September 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIZYME, INC.

Date: August 19, 2019	By:	/s/ Robert B. Bazemore
Robert B. Bazemore
President and Chief Executive Officer